EXHIBIT 99.1

News from
Buckeye Technologies Inc.


FOR IMMEDIATE RELEASE
                                    Contacts: Kris Matula, Senior Vice President
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com


BUCKEYE ANNOUNCES JANUARY-MARCH RESULTS

MEMPHIS, TN April 22, 2003 - Buckeye Technologies Inc. (NYSE:BKI) today announced that its net sales in the quarter ended March 31, 2003 were $163.5 million, essentially equal to the comparable quarter of the prior year.

During January-March the Company incurred a loss of one cent per share (net loss of $0.4 million after tax), excluding the previously disclosed non-cash asset impairment charge of 52 cents per share (net loss of $19.3 million after tax), which primarily related to the partial closure of the Lumberton, North Carolina cotton linter pulp plant. Excluding the impairment and restructuring charges, the Company's after tax loss is a $3 million improvement versus the loss incurred in the comparable quarter of the prior year.

Buckeye Chairman David B. Ferraro commented, "The combination of energy cost increases and a raw material write-down led to a small operating loss in the just completed quarter. However, we are pleased to report continued progress in reducing our net debt. The Company's net debt stood at $609.2 million on March 31, which is down $17.6 million from December 31 and $48.7 million below March 31 a year ago. Reducing debt is a strategic imperative for the Company."

Mr. Ferraro added, "We are also pleased that January-March sales were 6.8% above the immediately preceding quarter. The increased demand for our products enabled us to reduce inventories by $6 million from the December 31 level. These higher sales, combined with the price increases that we are implementing, are indications that our business is improving."

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

                            BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                    (in $000)

                                                                    Quarter Ended                      Nine Months Ended
                                                                      March 31                              March 31
                                                           --------------------------------     ---------------------------------
                                                                  2003            2002               2003             2002
                                                           --------------------------------     ---------------------------------
Net sales                                                        $163,497       $164,225             $473,068         $475,090
Cost of goods sold                                                143,224        146,279              410,619          418,163
                                                           --------------------------------     ---------------------------------
Gross margin                                                       20,273         17,946               62,449           56,927
Selling, research and administrative expenses                       9,573          9,551               27,353           26,652
Impairment of long-lived assets                                    29,746              -               29,746                -
Restructuring costs                                                     -            965                    -              965
                                                           --------------------------------     ---------------------------------

Operating income (loss)                                           (19,046)         7,430                5,350           29,310

Net interest expense and amortization of debt costs                11,433         12,261               35,242           35,641
Foreign exchange, amortization of intangibles and other             1,163            682                2,181            1,203
                                                           --------------------------------     ---------------------------------
Loss before income taxes and cumulative effect of
       change in accounting                                        (31,642)       (5,513)             (32,073)          (7,534)
Income tax benefit                                                 (11,888)       (1,344)             (12,340)          (2,529)
                                                           --------------------------------     ---------------------------------
Loss before cumulative effect of change in accounting              (19,754)        (4,169)            (19,733)          (5,005)
Cumulative effect of change in accounting
        (net of tax of $0)                                             -                 -                  -       (a) (11,500)
                                                           --------------------------------     ---------------------------------
Net loss                                                         $ (19,754)      $ (4,169)          $ (19,733)         $(16,505)
                                                           ================================     =================================

Loss per share before cumulative effect of
        change in accounting
             Basic earnings (loss) per share                      $ (0.53)       $ (0.12)             $ (0.53)         $ (0.14)
             Diluted earnings (loss) per share                    $ (0.53)       $ (0.12)             $ (0.53)         $ (0.14)

Cumulative effect of change in accounting
             Basic earnings (loss) per share                        $   -          $   -                $   -           $ (0.33)
             Diluted earnings (loss) per share                      $   -          $   -                $   -           $ (0.33)

Earnings (loss) per share
            Basic earnings (loss)  per share                      $ (0.53)       $ (0.12)             $ (0.53)         $ (0.48)
            Diluted earnings (loss) per share                     $ (0.53)       $ (0.12)             $ (0.53)         $ (0.48)

Weighted average shares for basic earnings per share           36,973,478     34,762,090           36,962,525       34,626,231
Adjusted weighted average shares for diluted earnings
      per share                                                36,973,478     34,762,090           36,962,525       34,626,231

EBITDA                                                            $22,380        $19,590              $70,557          $63,754

(a) This reflects the impairment of Goodwill in the Company's converting business, in accordance with the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

                            BUCKEYE TECHNOLOGIES INC.
                           CONSOLIDATED BALANCE SHEETS
                                    (in $000)

                                                                             March 31              June 30
                                                                               2003                  2002
                                                                            --------------------------------
Assets
Current assets:
     Cash and cash equivalents                                                $ 39,681            $ 56,006
     Cash, restricted                                                            3,375               3,375
     Short-term investments                                                      5,000               8,863
     Accounts receivable, net                                                  126,195              97,516
     Inventories                                                               142,173             145,103
     Deferred income taxes and other                                            15,066              29,653
                                                                            --------------------------------
              Total current assets                                             331,490             340,516

     Property, plant and equipment, net                                        592,112             627,752
     Goodwill, net                                                             121,490             120,399
     Intellectual property and other, net                                       47,444              46,070
                                                                            ---------------------------------
Total assets                                                                $1,092,536          $1,134,737
                                                                            =================================

Liabilities and stockholders' equity
Current liabilities:
     Trade accounts payable                                                     39,576          $   33,789
     Accrued expenses                                                           46,330              47,196
     Current portion of capital lease obligations                                  572                 793
     Current portion of long-term debt                                          40,437              22,000
                                                                            ---------------------------------
              Total current liabilities                                        126,915             103,778

     Long-term debt                                                            621,613             675,396
     Deferred income taxes                                                      74,802              79,295
     Capital lease obligations                                                   2,850               3,029
     Other liabilities                                                          19,625              19,579
     Stockholders' equity                                                      246,731             253,660
                                                                            ----------------------------------
Total liabilities and stockholders' equity                                  $1,092,536          $1,134,737
                                                                            ==================================

                            BUCKEYE TECHNOLOGIES INC.
                           SUPPLEMENTAL FINANCIAL DATA
                      (in $ millions except per share data)

                                                                        Results          Variance to          Variance to
                                                                       Jan-Mar 03         Oct-Dec 02          Jan-Mar 02
                                                                     ---------------     -------------       --------------

Net Sales                                                               $ 163.5            $ 10.4                $(0.7)
Gross Margin                                                               20.3              (1.5)                 2.4
Operating Income before Impairment and Restructuring (1)                   10.7              (2.3)                 2.3
Net Income (Loss) before Impairment and Restructuring (2)                  (0.4)             (1.0)                 3.1

Diluted Earnings (Loss) Per Share before Impairment
   and Restructuring (3)                                                  (0.01)            (0.02)                0.09

EBITDA (4)                                                                 22.4              (2.0)                 2.8
   % of sales                                                              13.7    %         (2.2)   pts           1.8    pts

Depreciation, Depletion & Amortization                                     12.0               0.4                  0.8
Capital Spending                                                            8.1               1.5                  4.1

Net Debt (5)                                                              609.2             (17.6)               (48.7)

Credit Facility Availability at Quarter-End                                25.0              10.0                 24.6

Notes

(1) Operating Income before Impairment and Restructuring is presented to assist in evaluating the performance of the Company's on-going operations enabling meaningful comparisons of past and present operating results. This information along with Operating Income (Loss) provides for a more complete analysis of results of operations. Operating Income (Loss) is the most directly comparable GAAP measure.

                                                                        Results          Variance to          Variance to
                                                                       Jan-Mar 03        Oct-Dec 02           Jan-Mar 02
                                                                     ---------------    --------------       --------------

Operating Income (Loss)                                                     (19.0)             (32.0)               (26.5)
Asset impairment                                                             29.7               29.7                 29.7
Restructuring costs                                                             -                  -                 (1.0)
                                                                     ---------------    --------------       --------------

Operating Income before Impairment and Restructuring                         10.7               (2.3)                 2.3
                                                                     ===============    ==============       ==============

(2) Net Income (Loss) before Impairment and Restructuring is presented to assist in evaluating the performance of the Company's on-going operations enabling meaningful comparisons of past and present results. This information along with Net Income (Loss) provides for a more complete analysis of results of operations. Net Income (Loss) is the most directly comparable GAAP measure.

                                                                        Results          Variance to          Variance to
                                                                       Jan-Mar 03        Oct-Dec 02           Jan-Mar 02
                                                                     ---------------    --------------       --------------

Net Income (Loss)                                                          (19.8)              (20.3)               (15.6)
Asset impairment, net of tax                                                19.3                19.3                 19.3
Restructuring costs, net of tax                                                -                   -                 (0.7)
                                                                     ---------------    --------------       --------------

Net Income (Loss) before Impairment and Restructuring                       (0.4)               (1.0)                 3.1
                                                                     ===============    ==============       ==============

(3) Diluted Earnings (Loss) Per Share before Impairment and Restructuring is presented to assist in evaluating the performance of the Company's on-going operations enabling meaningful comparisons of past and present results. This information along with Diluted Earnings (Loss) Per Share provides for a more complete analysis of results of operations. Diluted Earnings (Loss) Per Share is the most directly comparable GAAP measure.

                                                                        Results          Variance to          Variance to
                                                                       Jan-Mar 03        Oct-Dec 02           Jan-Mar 02
                                                                     ---------------    --------------       --------------

Diluted Earnings (Loss) Per Share                                          (0.53)              (0.54)               (0.41)
Asset impairment, net of tax                                                0.52                0.52                 0.52
Restructuring costs, net of tax                                                -                   -                (0.02)
                                                                     ---------------    --------------       --------------

Diluted Earnings (Loss)  Per Share before Impairment and
     Restructuring                                                         (0.01)              (0.02)                0.09
                                                                     ===============    ==============       ==============

(4) EBITDA is presented as an additional means of evaluating the Company's financial condition, liquidity and its ability to satisfy rating agency and creditor requirements. The Company incurs significant non-cash charges, including depreciation and amortization, related to the capital assets utilized in its operations. EBITDA is a central measure used in the Company's compliance with debt covenants related to its credit facility. EBITDA as defined by the revolving credit facility is "earnings before interest, taxes, depreciation and amortization, goodwill impairment and extraordinary and nonrecurring gains and losses." Using this information along with Operating Income (Loss) provides for a more complete analysis of results of operations. Operating Income (Loss) is the most directly comparable GAAP measure.

                                                                        Results          Variance to          Variance to
                                                                       Jan-Mar 03        Oct-Dec 02           Jan-Mar 02
                                                                     ---------------    --------------       --------------

Operating Income (Loss)                                                     (19.0)             (32.0)               (26.5)
Foreign exchange gain (loss)                                                 (0.6)              (0.7)                 0.6
Miscellaneous income (expense)                                                0.3                0.5                  0.4
Depreciation, depletion, and amortization                                    12.0                0.4                  0.8
Asset impairment                                                             29.7               29.7                 29.7
Restructuring costs                                                             -                  -                 (1.0)
Other                                                                           -                  -                 (0.1)
                                                                     ---------------    --------------       --------------

EBITDA                                                                       22.4               (2.0)                 2.8
                                                                     ===============    ==============       ==============

(5) Net Debt is presented as an additional means of evaluating the Company's financial condition, liquidity and its ability to satisfy rating agency and creditor requirements. The Company holds a significant amount cash, cash equivalents and short-term investments due to the "Permitted Indebtedness" limitation defined in the bond indentures. Net debt is defined as debt and capital lease obligations, net of the interest rate swap, cash and cash equivalents, restricted cash and short-term investments. Using this information along with Long-Term Debt and Capital Lease Obligation balances provides a more complete analysis of the companies financial position. Long Term Debt and Capital Lease Obligations are most directly comparable GAAP measures.

                                                                        Results          Variance to          Variance to
                                                                       Jan-Mar 03        Oct-Dec 02           Jan-Mar 02
                                                                     ---------------    --------------       --------------

Total Debt on Balance Sheet                                                665.5              (12.0)               (45.3)
less: Interest rate swap non-cash fair value adjustment to Debt             (8.3)              (2.0)                (7.6)
less: Cash, cash equivalents, restricted cash, and short-term
          investments                                                      (48.1)              (3.6)                 4.2
                                                                     ---------------    --------------       --------------

Net Debt                                                                   609.2              (17.6)               (48.7)
                                                                     ===============    ==============       ==============


(6)

EBDITDA reconciliation for comparative periods

                                                      Three Months Ended                    Nine Months Ended
                                                          March 31,                             March 31,
                                                   -----------------------------   -------------------------------------
                                                     2003            2002               2003                  2002
                                                   -------------    ------------     ----------------      ---------------
Operating Income (Loss)                               (19.0)             7.4                  5.4                29.3
Foreign exchange gain (loss)                           (0.6)            (0.1)                 0.8                 0.1
Miscellaneous income (expense)                          0.3                -                 (0.4)                0.6
Depreciation, depletion, and amortization              12.0             11.2                 35.1                33.3
Asset impairment                                       29.7                -                 29.7                   -
Restructuring costs                                       -              1.0                    -                 1.0
Other                                                     -              0.1                    -                (0.5)
                                                    -------------    ------------     ----------------      ---------------

EBITDA                                                 22.4              19.6                70.6                63.8
                                                    =============    =============    =================     ===============